                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Planet Polymer Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                        PLANET POLYMER TECHNOLOGIES, INC.
                            9985 BUSINESSPARK AVENUE
                           SAN DIEGO, CALIFORNIA 92131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON MONDAY, MAY 1, 2000


DEAR SHAREHOLDERS:

        Notice is hereby given that the Annual Meeting of Shareholders of Planet Polymer Technologies, Inc., a California corporation (the "Company"), will be held on Monday, May 1, 2000, at 9:00 a.m. local time, at the offices of the Company located at 9985 Businesspark Avenue, San Diego, California 92131 for the following purpose:

        1. To elect directors to serve for the ensuing year and until their successors are elected;

        2. To approve the 2000 Stock Incentive Plan and reserve shares for issuance thereunder;

        3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2000; and

        4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 15, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                       Sincerely,

                                       /s/ Robert J. Petcavich
                                       ------------------------------------
                                       ROBERT J. PETCAVICH
                                       Chairman and Chief Executive Officer

San Diego, California
April 4, 2000


--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                        PLANET POLYMER TECHNOLOGIES, INC.
                            9985 BUSINESSPARK AVENUE
                           SAN DIEGO, CALIFORNIA 92131

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON MONDAY, MAY 1, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Planet Polymer Technologies, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, May 1, 2000 at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company located at 9985 Businesspark Avenue, San Diego, California 92131. The Company intends to mail this proxy statement and accompanying proxy card on or about April 4, 2000 to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Holders of record of the Company's Common Stock and Series A Preferred Stock (the "Preferred Stock") at the close of business on March 15, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 15, 2000, the Company had outstanding and entitled to vote 7,518,709 shares of Common Stock and 398,000 shares of Preferred Stock.

        Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of record of Preferred Stock on the Record Date will be entitled to one vote for each share of Common Stock issuable upon conversion of such Preferred Stock as of the Record Date. With respect to the election of directors, shareholders may exercise cumulative voting rights, i.e., each shareholder entitled to vote for the election of directors may cast a total number of votes equal to the number of directors to be elected multiplied by the number of such shareholder shares (on an as converted basis), and may cast such total of votes for one or more candidates in such proportions as such shareholder chooses. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant proxy holders discretionary authority to cumulate votes.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 9985 Businesspark Avenue, San Diego, California 92131, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

        The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 1, 2001. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is March 16, 2001. Shareholders are also advised to review the Company's current Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

                                   PROPOSAL 1


                              ELECTION OF DIRECTORS

        There are seven (7) nominees for the seven Board positions presently authorized by the Company's current Bylaws. Each director to be elected will hold office until the next Annual Meeting of Shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Except for Mr. O'Neill and Mr. Sunderland, all of the nominees listed below are currently directors of the Company and were elected by the shareholders.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        In any election of directors, the seven (7) candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

NOMINEES

        The names of the nominees and certain information about each person is set forth below:


NAME                             AGE                    PRINCIPAL OCCUPATION
----                             ---                    --------------------
Robert J. Petcavich, Ph.D.       45   Chairman of the Board of Directors, Chief Executive
                                      Officer, President and Acting Chief Financial Officer of
                                      the Company

H. M. Busby (2)                  61   Director

Michael M. Coleman, Ph.D. (1)    62   Professor of Polymer Science

Dennis J. LaHood (1)             54   President of Agway Inc.'s Country Products Group

Thomas A. Landshof (1)           61   Consultant and Investor

Peter J. O'Neill                 53   Senior Vice President and Chief Financial Officer of Agway Inc.

Ronald B. Sunderland             62   Business Executive and Attorney

(1)  Member of the Compensation Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors. Mr. Thomas M. Connelly was a member of the Audit Committee during 1999, but has resigned as a director effective March 23, 2000 and a new member of the Audit Committee will be appointed.

        Robert J. Petcavich is the founder of the Company and has been Chairman since August 1991. He currently is Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Petcavich is also Chairman of the Board of A-Life Medical, Inc., a San Diego based company. In 1988, Dr. Petcavich founded AlphaScribe Express Inc., an electronic medical records company, where he served as Chief Executive Officer until September 1995. Dr. Petcavich is the inventor of seventeen issued United States patents. Dr. Petcavich has a Ph.D. in Polymer Science, a Master of Science degree in Solid State Science, and a Bachelor of Science degree in Chemistry from Pennsylvania State University, and has completed an executive management program (PMD) at the Harvard University Graduate School of Business.

        H. M. "Mac" Busby has been a director of the Company since August 1997 when he was elected by the members of the Board of Directors to fill a vacancy on the Board. He is currently a director of A-Life Medical, Inc., a San Diego based company. He is Chairman of the Board of Sun-Gard USA, Inc. and Mac's Ventures, Inc., both privately held companies. Mr. Busby began his career in 1966 at Wisconsin Centrifugal, Inc. which included the position of Manager of Industrial and Public Relations. Mr. Busby has also served as Vice President of Human Relations and Administration for MCA Financial, Inc. a subsidiary of MCA, Inc. Mr. Busby earned his B.S. in Business Administration from Indiana University.

        Michael M. Coleman has been a director of the Company since April 1996. He has been a Professor of Polymer Science at Pennsylvania State University since 1982. From 1983 to 1991, Dr. Coleman was the head of the Department of Materials Science and Engineering at Pennsylvania State University. Dr. Coleman received a Ph.D. and a Master of Science degree in Macromolecular Science from Case Western Reserve University, Cleveland, Ohio, in 1973 and 1971, respectively. He also holds a B.S. degree in Polymer Science from Borough Polytechnic, London.

        Dennis J. LaHood has been a director of the Company since April 1999 when he was nominated to serve as a director pursuant to an understanding between the Company and Agway, Inc., which has been a major shareholder since January 1999. He has been the President of Agway Inc.'s Country Products Group since February 1995. Mr. LaHood joined Agway in 1969 and has held various management positions. From 1987 to November 1992, he was President of Agway Data Services following his position as Agway's Chief Information Officer. From November 1992 to February 1995, Mr. LaHood was Agway's Director of Country Foods and President of Country Foods, Inc.

        Thomas A. Landshof has been a director of the Company since March 1998 when he was nominated to serve as a director pursuant to a Securities Purchase Agreement, dated September 19, 1997, between the Company and purchasers of the Company's Preferred Stock, Special Situations Private Equity Fund, L.P. (the "Investor"). Pursuant to that agreement, the Investor may appoint one reasonably acceptable person as a director on the Board of Directors of the Company. Such right will continue so long as the Investor holds at least 200,000 shares of Preferred Stock or at least 10% of the outstanding Common Stock. Mr. Landshof was the President, Chief Executive Officer and a director of Hitox Corporation of America, a publicly held manufacturer of prime pigments and extenders for the plastics, coatings and other markets from August 1994 until November 1997. Mr. Landshof served as President of Consultants Group from April 1992 to August 1994 and Corporate Vice President of Lilly Industries, Inc. prior to April 1992. Mr. Landshof earned his B.S. in Chemistry from Tufts University.

        Peter J. O'Neill has been the Senior Vice President and Chief Financial Officer for Agway Inc. since October 1992. Pursuant to an understanding between the Company and Agway, Inc., a major shareholder, the Company agreed that Mr. O'Neill would be nominated for election to the Board of Directors. Mr. O'Neill is named as a nominee for director of the Company for the first time.

        Ronald B. Sunderland is currently Sr. Vice President Business / Legal Affairs of AsSeenIn.com where he has been since 1999. From 1997 to 1999, Mr. Sunderland was the Senior Vice President of Aaron Spelling Television, Inc. During the years 1978 to 1996 he was with the American Broadcasting Company, Inc. where he eventually became Executive Vice-President, Business Affairs and Contracts. Mr. Sunderland received a Bachelor's degree in Political Science from the University of California at Los Angeles and a Juris Doctor from Loyola University School of Law. Mr. Sunderland is named as a nominee for director of the Company for the first time.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

        During 1999, the Board of Directors held nine (9) meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not currently have a Nominating Committee or a Stock Option Plan Committee.

        The Audit Committee is responsible for the engagement of the Company's independent auditors, consulting with independent auditors concerning the audit plan and reviewing the comments and recommendations resulting from the auditor's report. The Audit Committee was composed of two (2) non-employee directors including Messrs. Thomas M. Connelly and H. M. Busby and met two (2) times during 1999. Mr. Connelly was a member of the Audit Committee during 1999, but has resigned as a director effective March 23, 2000 and a new member of the Audit Committee will be appointed.

        The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning the compensation and benefits of the Company's executive officers and administering the Company's Stock Option Plans. The Compensation Committee is composed of three (3) non-employee directors including Messrs. Thomas A. Landshof, Michael M. Coleman and Dennis J. LaHood and met two
(2) times during 1999. Mr. LaHood did not attend either meeting because the meetings were held before he was elected to the Board in April 1999.

        During 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board, and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with except for
(i) Special Situations Private Equity Fund, L.P. and its affiliates which filed certain Form 4s late during 1999 and (ii) the Company's director, Mr. LaHood, which filed Form 3 late during 1999.

                             ADDITIONAL INFORMATION

MANAGEMENT

   Set forth below is information regarding executive officers and key employees of the Company.

NAME                                     AGE                           POSITION
----                                     ---                           --------
Executive Officer

Robert J. Petcavich, Ph.D. *             45           Chairman of the Board, Chief Executive
                                                      Officer, President and Acting Chief
                                                      Financial Officer

Key Employee

Xiaoming Yang, Ph.D.                     39           Chief Scientist

* Biographical information about Dr. Petcavich is set forth under Proposal 1 above.


        Xiaoming Yang has been Chief Scientist for the Company since January 1995. Prior to joining the Company, Dr. Yang acted as a consultant in the polymer industry from October until December 1994. Dr. Yang was a visiting scientist at Pennsylvania State University from May 1990 to December 1992. Dr. Yang served as an engineer at Chengdu National Biochemical Products Manufactory from January 1989 to April 1990. Dr. Yang is the inventor of four issued United States patents. Dr. Yang has a Ph.D. in Materials Science and Engineering from Pennsylvania State University, and a Master of Science degree in Polymer Engineering and a Bachelor of Science degree in Chemistry from Chengdu University of Science and Technology, China.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's Stock as of February 1, 2000 by: (i) each director and nominee for director; (ii) each of the Executive Officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of any class of the Company's Stock.

                                                                   BENEFICIAL OWNERSHIP
TITLE OF CLASS  BENEFICIAL OWNER                           NUMBER OF SHARES     PERCENTAGE OF
                                                                 (1)           CLASS OWNED (2)
--------------- ----------------------------------------- ------------------- -------------------
    Common      Agway Holdings Inc. (3)                        3,000,000            35.31%
                        P.O. Box 4933
                        Syracuse, NY 13221
    Common      Special Situations Private Equity Fund,          951,545            12.00%
                L.P. (4)
                        153 East 53rd Street, 55th Floor
                        New York, NY 10022
    Common      Robert J. Petcavich, Ph.D. (5)                   762,132            10.65%
                        9985 Businesspark Avenue
                        San Diego, CA 92131
    Common      Benchmark Capital, Inc. (6)                      742,900            10.62%
                        750 Lexington Avenue, 24th Floor
                        New York, NY 10022
    Common      Lorraine DiPaolo (7)                             839,000**          11.99%**
                        750 Lexington Avenue, 24th Floor
                        New York, NY 10022
    Common      Richard Zorn (8)                                 742,900**          10.62%**
                        750 Lexington Avenue, 24th Floor
                        New York, NY 10022
    Common      H. M. Busby (9)                                  255,592             3.64%

    Common      Michael M. Coleman, Ph.D. (10)                    29,200                *

    Common      Thomas M. Connelly (11)                           50,000                *

    Common      Dennis J. LaHood (12)                             14,083                *

    Common      Thomas A. Landshof (13)                           28,000                *

    Common      Peter J. O'Neill (14)                                 --               --

    Common      Ronald B. Sunderland                              55,000                *

    Common      All executive officers and directors as        1,139,007            15.64%
                a group (15)

   Series A     Special Situations Private Equity Fund,          398,000           100.00%
  Preferred     L.P.
                        153 East 53rd Street, 55th Floor
                        New York, NY 10022

----------------

*    Less than one percent.

**   Includes shares also reported by other persons on this Table. See
     Footnotes.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Percentage ownership is based upon 6,995,973 shares outstanding on February 1, 2000, and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on February 1, 2000 or within 60 days thereafter. Percentage of Series A Convertible Preferred Stock is based upon 398,000 shares of Series A Convertible Preferred Stock outstanding as of February 1, 2000.

(3) Includes 1,500,000 shares of Common Stock issuable upon exercise of a warrant within 60 days of February 1, 2000. Agway Holdings Inc. is an indirect wholly owned subsidiary of Agway, Inc. ("Agway"). Agway exercised its rights with respect to 500,000 of these warrants by purchasing 500,000 shares of Common Stock on March 3, 2000.

(4) Includes 20,866 shares of Common Stock, 468,235 shares of Common Stock issuable upon conversion of 398,000 shares of Series A Convertible Preferred Stock and 462,444 shares of Common Stock issuable upon exercise of a warrant within 60 days of February 1, 2000. Special Situations Private Equity Fund, L.P. is managed by its general partner MG Advisers, L.L.C., a New York limited liability company. The members of MG Advisers, L.L.C. are Austin W. Marxe and David M. Greenhouse, who are each deemed to beneficially own 951,545 shares of Common Stock by virtue of their ownership and control of MG Advisers, L.L.C.

(5) Includes 157,533 shares issuable upon exercise of options that are exercisable within 60 days of February 1, 2000.

(6) Benchmark, by virtue of its investment discretion over accounts of its customers and acting through its executive officers, has the sole power to vote 742,900 shares.

(7) Ms. DiPaolo is the beneficial owner of 839,000 shares of Common Stock through the following: (i) her direct, personal ownership of 76,100 shares of Common Stock; (ii) the ownership of 20,000 shares of Common Stock by her husband; and (iii) her ownership of the Benchmark Company, Inc., a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment advisor registered under the Investment Advisors Act of 1940, in accordance with Section 240.13d-1
        (b)(1)(ii)(E), by virtue of Benchmark's investment discretion over accounts of its customers that hold 742,900 shares of Common Stock as of December 31, 1999.

(8) Mr. Zorn is the beneficial owner of 742,900 shares of Common Stock through the following: (i) his direct, personal ownership of 56,600 shares of Common Stock; (ii) his IRA account which holds 70,000 shares of Common Stock; (iii) his power of attorney for the management of the account of his daughter which holds 13,200 shares of Common Stock; (iv) his position as president of The Zorn Foundation, Inc., which owns 21,000 shares of Common Stock; (v) his position as Trustee of the Lillian R. Zorn Charitable Remainder Annuity Trust which owns 10,000 shares of Common Stock; (vi) his position as Trustee of the Lillian R. Zorn Trust for grandchildren which owns 13,000 shares of Common Stock;
        (vii) his position as General Partner of LRZ Family Limited Partnership, which owns 30,000 shares of Common Stock; and (viii) his position as Executive Vice President of The Benchmark Company, Inc. a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment advisor registered under the Investment Advisors Act of 1940, in accordance with Section 240.13d-1 (b)(1)(ii)(E), by virtue of Benchmark's investment discretion over accounts of its customers that hold 529,100 shares of Common Stock as of December 31, 1999.

(9) Includes 25,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 1, 2000.

(10) Includes 25,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 1, 2000.

(11) Includes 2,000 shares held by Mr. Connelly's wife and 35,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 1, 2000. Mr. Connelly resigned as a director effective March 23, 2000.

(12) Includes 14,083 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 1, 2000. Mr. LaHood is the President of the Country Products Group of Agway, Inc., the indirect parent company of Agway Holdings, Inc. Agway Holdings Inc., is the beneficial owner of 3,000,000 shares of Common Stock, which includes 1,500,000 shares of Common Stock issuable upon exercise of a warrant within 60 days of February 1, 2000. Mr. LaHood is also an officer of Agway Holdings, Inc. As a result of his positions within Agway and Agway Holdings, Mr. LaHood has indirect shared voting power and indirect shared investment power of Agway's shares of Common Stock. Agway exercised its rights with respect to 500,000 of these warrants by purchasing 500,000 shares of Common Stock on March 3, 2000.

(13) Includes 28,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 1, 2000.

(14) Mr. O'Neill is the Senior Vice-President and Chief Financial Officer of Agway, Inc., the indirect parent company of Agway Holdings, Inc. Agway Holdings Inc., is the beneficial owner of 3,000,000 shares of Common Stock, which includes 1,500,000 shares of Common Stock issuable upon exercise of a warrant within 60 days of February 1, 2000. Mr. O'Neill is also a director and an officer of Agway Holdings, Inc. As a result of his positions within Agway and Agway Holdings, Mr. O'Neill has indirect shared voting power and indirect shared investment power of Agway's shares of Common Stock. Agway exercised its rights with respect to 500,000 of these warrants by purchasing 500,000 shares of Common Stock on March 3, 2000.

(15) Includes 285,216 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 1, 2000.





                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        Directors may be granted options to purchase Common Stock under the Company's 1995 Stock Option Plan (the "1995 Option Plan"). During 1999, options to purchase an aggregate of 66,083 shares of the Company's Common Stock were granted to the Company's directors as follows: (i) in May 1999, the Board of Directors of the Company approved and granted non-statutory stock option grants to each non-employee director to purchase 13,000 shares of the Company's Common Stock at an exercise price of $1.8125 per share, vesting fully at the date of grant; and (ii) Mr. LaHood received non-statutory stock option grants to purchase an additional 1,083 shares for services to the Board of Directors rendered April 12, 1999 to May 21, 1999. In fiscal year 2000, each non-employee director will receive stock option grants as deemed appropriate by the Board of Directors.

        Directors are reimbursed for reasonable travel expenses incurred in connection with attendance at Board meetings, or any committee meetings, or otherwise in connection with their service as a director.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth, for the fiscal years ended December 31, 1999, 1998, and 1997 certain compensation awarded or paid to, or earned by the Company's Chief Executive Officer. No other executive officer's total annual salary and bonus for services to the Company exceeded $100,000 in the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                      Annual        Shares      All Other
                                                                      Compen-      Underlying    Compen-
Name and Principal Position    Year      Salary($)     Bonus($)(1)  sation($)(2)   Options(#)   sation($)(3)
---------------------------    ----      ---------     -----------  ------------   ----------   ------------
 Robert J. Petcavich           1999      $210,000      $ 25,000           $ -              -      $  1,136
   Chairman of the Board,      1998      $201,000           $ -           $ -        125,000(4)        955
   President and Chief         1997      $176,114           $ -      $  9,000         57,851(5)      1,357
   Executive Officer

(1) Includes $25,000 accrued as a bonus pursuant to a five-year employment agreement effective January 1, 1999, but paid in March 2000.
(2)  Includes $9,000 paid as director fees during 1997.
(3) Represents insurance premiums paid by the Company under a term life insurance policy insuring Dr. Petcavich.
(4) Represents an incentive stock option granted on November 18, 1998 with an exercise price of $1.65 (which is equal to 110% of the fair market value on the date of grant). Of the 125,000 shares, 25,000 vest immediately, 35,000 shall vest on the first anniversary, 35,000 on the second anniversary, and 30,000 on the third anniversary.
(5) Represents a non-statutory stock option granted on October 30, 1997 vesting 50% annually for two years with an exercise price of $3.025.

                        STOCK OPTION GRANTS AND EXERCISES

        The Company's executive officers are eligible for grants of options under the Company's 1995 Stock Option Plan (the "1995 Option Plan"). As of February 1, 2000, there were 71,078 remaining shares available for grant under the 1995 Option Plan.

        There were no stock options granted to executive officers in 1999.

        The following table sets forth information with respect to the number of securities underlying unexercised options held by the Chief Executive Officer as of December 31, 1999 and the value of unexercised in-the-money options (i.e., options for which the current fair market value of the Common Stock underlying such options exceeds the exercise price):

 AGGREGATED OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                              NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS
                                                                OPTIONS AT FISCAL                          AT FISCAL
                             SHARES                                  YEAR END                             YEAR END($)(1)
                           ACQUIRED ON       VALUE         -------------------------------       -------------------------------
NAME                       EXERCISE(#)      REALIZED       EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
-------------------        -----------      --------       -----------       -------------       -----------       -------------
Robert J. Petcavich           -0-             -0-            157,533             65,000            $69,750            $75,563

(1) Calculated based on the estimated fair market value of the Company's Common Stock as of December 31, 1999, less the exercise price payable upon the exercise of such options. Such estimated fair market value as of December 31, 1999 was $2.8125, the last price posted at the close of trading on December 31, 1999.

                      DESCRIPTION OF EMPLOYEE BENEFIT PLANS

1995 STOCK OPTION PLAN

        The purposes of the 1995 Option Plan are to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company's business. Pursuant to the 1995 Option Plan, the Company may grant or issue incentive stock options and non-statutory stock options to eligible participants (provided that incentive stock options may only be granted to employees of the Company). Option grants under the 1995 Option Plan are discretionary. Options granted under the 1995 Option Plan are subject to vesting as determined by the Board, provided that the option vests as to at least twenty percent (20%) of the shares subject to the option per year. The maximum term of a stock option under the 1995 Option Plan is ten years, but if the optionee at the time of grant has voting power over more than 10% of the Company's outstanding capital stock, the maximum term is five years. If an optionee terminates his or her service to the Company, such optionee may exercise only those option shares vested as of the date of termination, and must effect such exercise within the period of time after termination set forth in the optionee's option. The exercise price of incentive stock options granted under the 1995 Option Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The exercise price of non-statutory stock options granted under the 1995 Option Plan may not be less than 85% of the fair market value of the Common Stock of the Company on the date of the grant. The exercise price of options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in cash, by delivery of other shares of the Company's Common Stock or by any other form of legal consideration that may be acceptable to the Board.

401(K) PLAN

        The Company provides a defined contribution 401(k) savings plan (the "401(k) Plan") in which all full-time employees of the Company are eligible to participate. Eligible employees may contribute up to fifteen percent (15%) of their pre-tax salary to the 401(k) Plan subject to IRS limitations. Company contributions to the 401(k) Plan are at the discretion of the Board of Directors. There were no Company contributions charged to operations related to the 401(k) Plan in 1999.



            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        On November 18, 1998, the Company entered into a five-year employment agreement, effective January 1, 1999, with Dr. Petcavich. This agreement increases Dr. Petcavich's salary to $210,000 and provides that if Dr. Petcavich is terminated for any reason other than for cause during the term of employment, then he shall be engaged to perform services to the Company pursuant to a consulting agreement. On November 18, 1998, in connection with this employment agreement, the Company's Board of Directors also granted Dr. Petcavich an incentive stock option to purchase 125,000 shares of Common Stock at an exercise price of $1.65 per share under the 1995 Stock Option Plan.

                                   PROPOSAL 2

              APPROVAL OF ADOPTION OF THE 2000 STOCK INCENTIVE PLAN

BACKGROUND

        The Shareholders are being requested to consider and approve the adoption of the Company's 2000 STOCK INCENTIVE PLAN (the "2000 Plan") and the reservation of 500,000 shares of Common Stock for issuance thereunder, together with 500,000 additional shares of Common Stock for issuance to the extent that outstanding options previously granted under the 1995 Stock Option Plan expire unexercised.

        Approval of the 2000 Plan may give certain shareholders the right to purchase additional shares of Common Stock to maintain their respective ownership interest percentage.

        As of March 15, 2000, approximately 423,922 shares were subject to outstanding options under the 1995 Stock Option Plan at prices ranging from $1.50 to $4.125 per share. The closing price of the Company's Common Stock on March 15, 2000, was $4.25 per share.

VOTE REQUIRED

        The affirmative vote of a majority of the shares of the votes cast will be required to approve the 2000 Plan and reserve shares thereunder. Votes that are cast against the proposal are counted for the purposes of determining the total number of voting shares with respect to this proposal.

SUMMARY OF THE 2000 STOCK PLAN

        General. The Board of Directors adopted the 2000 Plan on February 11, 2000. The Board of Directors reserved 500,000 shares of Common Stock for issuance under the Plan, together with 500,000 additional shares of Common Stock for issuance to the extent that outstanding options previously granted under the 1995 Stock Option Plan expire unexercised. The Plan provides for the discretionary grant of options, stock appreciation rights ("SARs"), and stock bonuses to employees and directors of and consultants to the Company. Options granted under the Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

        Purpose. The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business.

        Type of Awards. The 2000 Plan provides for incentive stock options, non-statutory stock options, SARs and stock bonuses (collectively referred to as "Awards"). Independent SARs may be granted independent of any Award and generally subject to the same terms and conditions applicable to non-statutory stock options.

        Administration. The 2000 Plan will be administered by the Board of Directors or a Committee appointed by the Board. However, with respect to grants of Awards to employees who are also officers or directors of the Company ("Insiders"), the 2000 Plan shall be administered by: (i) the Board if the Board may administer the 2000 Plan in a manner complying with Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3") with respect to a Plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the 2000 Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a Plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrator of the 2000 Plan is referred to herein as the "Committee."

        Eligibility; Limitations. Non-statutory stock options, SARs and stock bonuses may be granted to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Subject to certain limitations, the Committee, in its discretion, selects the employees, directors and consultants to whom Awards may be granted, the time or times at which such Awards may be exercised, and the number of shares subject to each such Award. Incentive stock options may be granted only to employees.

        A person who owns more than ten percent (10%) of the Common Stock at the time of grant is eligible for incentive stock options only if (i) the exercise price of the shares subject to the grant is a least one hundred ten percent (110%) of the fair market value of the underlying Common Stock on the date it was granted and (ii) the option has a term not longer than five (5) years from the date it was granted. To the extent that the aggregate fair market value of shares with respect to which incentive stock options are exercisable for the first time in a calendar year under all Company plans exceeds $100,000, such options shall be treated as non-statutory stock options.

        Terms and Conditions of Options. Each option is evidenced by a Stock Option Agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

             Exercise Price. The Committee determines the exercise price of options at the time the options are granted and may also reduce the exercise price of any option if the fair market value of the Common Stock covered should decline after the initial grant. The exercise price of an incentive stock option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date such option is granted; provided however, that the exercise price of an incentive stock option granted to a more than ten percent (10%) shareholder may not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing price for the Common Stock on the last market trading day before the date the option is granted.

             Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option or extend the post-termination exercise period for options beyond what the 2000 Plan otherwise provides. The means of payment for shares issued upon exercise of an option is specified in each Stock Option Agreement. The 2000 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

             Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant. An incentive stock option granted to a more than ten percent (10%) shareholder may have a term of no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

             Vesting. The total number of shares of Common Stock subject to an option may, but need not, be allocated in periodic installments. The Stock Option Agreement may provide that from time to time during each such installment periods, the option may become exercisable or vested with respect to some or all of the shares allotted to that period. The Stock Option Agreement may also provide that an optionee can exercise an option as to shares prior to the time the option is vested. A Stock Option Agreement with this provision will also contain a provision regarding shares purchased before they are vested, which provides that if the optionee loses the required status before vesting occurs, the Company will have the right to repurchase those shares.

             Nontransferability of Options. Options granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

             Other Provisions. The Stock Option Agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as the Committee may determine.

        Terms and Conditions of SARs. The Committee has sole discretion to determine those employees, consultants and directors to whom SARs may be granted, the number of shares to be covered by each SAR, and the conditions and limitations applicable to the exercise and form of settlement of any SAR. Each SAR granted under the 2000 Plan shall have a grant price equal to the fair market value of the shares covered by each SAR.

        Terms and Conditions of Stock Bonus Awards. Each stock bonus will be evidenced by a Stock Bonus Agreement which complies with the terms of the 2000 Plan. The stipulated purchase price per share of a stock bonus shall not be less than one hundred percent (100%) of the fair market value per share of the stock on the date of issuance. The total number of shares of Common Stock subject to stock bonus may, but need not, be allocated in periodic installments. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued as a stock bonus shall be determined by the Committee.

        General Provisions to All Awards

             Adjustments Upon Changes in Capitalization. If the Common Stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of Common Stock subject to the 2000 Plan, the number of unissued or returned 2000 Plan shares and shares subject to any option or Award outstanding under the 2000 Plan, and the exercise price of any such outstanding Award.

             Cessation of Service. If an Award recipient's employment relationship, directorship or consulting relationship terminates for any reason other than death or disability, the recipient may exercise any 2000 Plan Awards that have vested by the termination date within such time as is set forth in the Notice of Grant or, if no time is so specified, for ninety (90) days following the termination. For incentive stock options, the exercise period may not exceed ninety (90) days from the termination date. A recipient's change in status between consultant, employee and director shall not be considered termination, but an incentive stock option shall be treated for tax purposes as a non-statutory stock option three (3) months and one (1) day after a recipient is no longer deemed an employee. If a stock bonus recipient ceases to remain in service while holding any unvested shares, those shares shall immediately be surrendered to the Company for cancellation and the recipient shall have no further shareholder rights with respect to the cancelled shares.

             Death or Disability. The recipient (or the recipient's estate or the person who acquires the right to exercise the Award by bequest or inheritance) may exercise all or part of an Award at any time before such expiration to the extent that the Award was exercisable at the time of such termination. However, an incentive stock option is not exerciseable more than ninety (90) days after the date of death or disability or any other termination of employment.

             Change of Control. In connection with any merger or sale of substantially all of the assets of the Company, all outstanding unexercised Awards granted under this 2000 Plan shall automatically and immediately vest and all unexercised options and SARs shall become exercisable immediately prior to the specified effective date of the transaction, unless, with the approval of the Board of Directors of the Company, the Awards are assumed by the successor corporation or substitute Awards are granted or replaced with a cash incentive program which preserves the spread existing at the time of the transaction on the shares of the Common Stock for which the Award is not otherwise at that time vested or exercisable.

             Administration and Termination of the 2000 Plan. The Board may amend, alter, suspend or terminate the 2000 Plan at any time. However, the Company shall obtain shareholder approval for any amendment to the 2000 Plan to the extent necessary or desirable to comply with Rule 16b-3 or Section 422 of the Code, or any successor rule or statute or other applicable law, including requirements of an exchange or quotation system. No such action by the Board or Shareholders may alter or impair any option or Award previously granted under the 2000 Plan without the written consent of the optionee or Award holder. Unless terminated earlier, the 2000 Plan shall terminate ten (10) years from the date of its approval.

FEDERAL INCOME TAX CONSEQUENCES FOR THE 2000 PLAN

        Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after grant of the option and one (1) year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the lesser of (A) the difference between the fair market value of the shares at the date of the option exercise and the aggregate exercise price, and (B) the difference between the sale price of the shares and the aggregate exercise price. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or a more than ten percent (10%) shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Non-statutory Stock Options. An optionee does not recognize any taxable income at the time of a grant of a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the aggregate exercise price. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Stock Appreciation Rights. No taxable income is recognized upon receipt of a SAR. The holder of an SAR will recognize ordinary income in the year in which the Stock Appreciation Right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercise right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Stock Bonuses. In general, stock bonuses will be taxable as ordinary income to the recipient in an amount equal to the fair market value of the shares received at the time the bonus is granted, unless the shares are non-transferable and subject to a substantial risk of forfeiture. Taxable income recognized by an employee will be subject to tax withholding by the Company. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the recipient.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since its inception in 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's current Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

        The affirmative vote of the holders of a majority of the shares presented in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In November 1998, the Company and Agway entered into an agreement relating to the funding by Agway of a feasibility study (the "Feasibility Agreement") of the Company's polymer technology for use in agricultural products (other than fertilizers and certain biological products) and food products. Under the terms of the Feasibility Agreement, the Company is reimbursed for certain qualifying research and development costs relating to such applications. During 1999, the Company recorded reimbursable research and development costs of $355,456 from Agway under the Feasibility Agreement.

        Also in November 1998, the Company granted Agway an exclusive worldwide license in connection with the Company's technology for time-release coatings for a variety of agricultural and food products (the "License Agreement"). The License Agreement outlines the general terms and conditions for the rights granted Agway thereunder. The Company and Agway agreed to execute further sub-agreements specifying the royalties to be paid to the Company for Agway's use of the Company's technology with certain products. With respect to the licenses granted to Agway, the Company may receive royalties in 2000.

        Agway Holdings Inc., an indirect wholly owned subsidiary of Agway, is a beneficial owner of more than 10% of the Company's Common Stock since January 11, 1999.



                                  OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By order of the Board of Directors

                                       /s/ Robert J. Petcavich
                                       -----------------------------------
                                       ROBERT J. PETCAVICH
                                       Chairman and Chief Executive Officer


April 4, 2000

                                     ANNEX A

                            2000 STOCK INCENTIVE PLAN

                        PLANET POLYMER TECHNOLOGIES, INC.
                            2000 STOCK INCENTIVE PLAN

        1. Purpose of the Plan. PLANET POLYMER TECHNOLOGIES, INC., a California corporation (the "Company"), hereby establishes the 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company, its Subsidiaries, if any, and its shareholders by providing persons with substantial responsibility for the Company's success with an entrepreneurial incentive to: (a) provide high levels of performance; (b) undertake extraordinary efforts to increase the earnings of the Company; (d) increase their proprietary interest in the Company; and (d) remain in the employ of the Company.

        2. Definitions. As set forth in this Plan and any Plan Agreement, the following terms shall have the meanings set forth below:

             2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 3 of the Plan.

             2.2 "Award" means an Option, Stock Bonus and/or SAR granted pursuant to this Plan.

             2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             2.4 "Committee" shall mean the Employee Stock Option Plan Committee, which shall be the Board of Directors of the Company, unless the Board of Directors appoints by resolution, which may be amended from time to time, a committee of at least two of its members to act as the Committee pursuant to this Plan.

             2.5 "Company" shall mean PLANET POLYMER TECHNOLOGIES, INC., a California corporation and any corporate successor to all or substantially all of the assets or voting stock of the Company.

             2.6 "Consultant" means any person who is engaged by the Company or any parent or subsidiary to render consulting or advisory services and is compensated for such services, which shall not include any member of the Company's Board of Directors.

             2.7 "Employee" shall mean a full-time employee or officer of the Company, or any Subsidiary of the Company, or both.

             2.8 "Fair Market Value" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  2.8.1 If the Common Stock is at the time traded on the NASDAQ SmallCap Market, then the fair market value shall be the 4:00 p.m. closing price per share of Common Stock on the date in question, as such prices is reported by the National Association of Securities Dealers. If there is no 4:00 p.m. closing price for the Common Stock on the date in question, then the fair market value shall be the 4:00 p.m. closing price on the last receiving date for which such quotation exists.

                  2.8.2 If the Common Stock is at the time is listed on any stock exchange, then the fair market value shall be the 4:00 p.m. closing price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite of transaction on such exchange.

             2.9 "Incentive Stock Option" or "ISO" shall mean an Option granted pursuant to this Plan which qualifies as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

             2.10 "Misconduct" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure of confidential information or trade secrets of the Company and any other adverse act that materially affects the Company.

             2.11 "Non-Qualified Stock Option" or "NQSO" shall mean any Option which is not an ISO.

             2.12 "Option" shall mean a right to purchase Stock, which right is granted pursuant to this Plan.

             2.13 "Option Price" shall mean the purchase price for Stock under an Option as determined herein.

             2.14 "Participant" shall mean an Employee, Consultant or other person rendering services to the Company to whom an Award is granted under this Plan.

             2.15 "Plan" shall mean this PLANET POLYMER TECHNOLOGIES, INC. 2000 Stock Incentive Plan.

             2.16 "Plan Agreement" shall mean an agreement with respect to an Award granted pursuant to this Plan.

             2.17 "1995 Plan" means the Stock Option Plan adopted May 3, 1995.

             2.18 "Service" means when a Participant continues to render periodic services to the Company or any parent or subsidiary corporation as an Employee or as otherwise provided in a written agreement between the Participant and the Company.

             2.19 "Stock Appreciation Right" or "SAR" means as defined in
Section 9.

             2.20 "Stock Bonus" means a bonus paid in shares of Common Stock of the Company pursuant to this Plan. "Stock Bonus Program" means any issuance of a Stock Bonus pursuant to this Plan.

             2.21 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

        3. Administration of the Plan.

             3.1 This Plan shall be administered by the Committee. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and at such places as it shall deem advisable. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made, if at a meeting at which a quorum is present, by not less than a majority of the members present, or if by written consent to action, by not less than a majority of its members. The Committee may appoint a Secretary to keep minutes of its meetings and, subject to the Bylaws of the Company and resolutions of the Board of Directors, shall make such rules and regulations for the conduct of its business as it shall deem advisable.

             3.2 Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion to: (a) determine the Employees, Directors and Consultants of the Company and its Subsidiaries who shall be Participants and to whom Awards may be granted; (b) determine the time or times at which Awards shall be granted; (c) determine the Fair Market Value of the shares of Stock subject to each Awards; (d) determine the time or times when each Option shall become exercisable and the duration of the exercise period; (e) determine the types of Options, whether they be ISO's or NQSO's, to be granted; (f) determine the number of shares of Stock to be subject to each Award; (g) to determine any conditions or restrictions imposed on Stock acquired pursuant to any Award (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability); (h) interpret the Plan and prescribe, amend and rescind rules and regulations relating to the Plan (the Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or any Plan Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective); (i) determine the terms and provisions, and amendments thereto, of each Plan Agreement (which need not be the same as any other Plan Agreement), including such terms and provisions as may be necessary to conform to any changes in the law applicable thereto; and (j) make all determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and binding on all parties who have an interest in the Plan or any outstanding option thereunder.

             3.3 The Committee shall use its best efforts to cause the Plan to comply with the provisions of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules of the California Commissioner of Corporations as in effect from time to time, to the extent applicable to the Plan. To the extent applicable, all of the members of the Committee shall be "disinterested persons" as provided in Rule 16b-3 promulgated pursuant to the 1934 Act, as amended from time to time, and/or "outside directors" as defined under Section 162(m) of the Code and the regulations thereunder, as amended from time to time.

        4. Eligibility of Participants. The Committee may grant Awards to any Employee, Director or Consultant; provided, however, no Director shall be a Participant if Sections 16(a) and 16(b) of the 1934 Act apply to grants under the Plan and inclusion of such Director would cause the Plan not to comply with the provisions of Rule 16b-3, as amended from time to time. Awards may be awarded by the Committee at any time and from time to time to new Participants, previous Participants and/or present Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants. In selecting Participants, the Committee may take into account the nature of the services rendered by each person, his or her present and potential contributions to the Company's success, and such other factors as the Committee shall from time to time in its sole discretion deem relevant. At the time of the grant of each Option under this Plan, the Committee shall determine whether such Option is to be designated as an ISO or as an NQSO. Each such designation shall be specified in the Plan Agreement relating thereto. If an Option is designated as an ISO, then the provisions of Section 8 hereinbelow shall be applicable to such Option and the eligibility of each Participant therein.

        5. Shares of Stock Subject to the Plan.

             5.1 Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to Five Hundred Thousand (500,000) plus shares available under the 1995 Plan, subject to adjustment from time to time in accordance with the provisions of this Section 5.

             5.2 Should one or more outstanding Options under this Plan and/or the 1995 Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section 13), then the shares subject to the portion of each Option not so exercised shall be available for subsequent issuance under the Plan. Should the exercise price of an outstanding Option under the Plan be paid with shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such Option.

             5.3 Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change effecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and price per share in affect under each Option outstanding under the Plan. Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Options. The adjustments determined by the Committee shall be final, binding and conclusive.

        6. Award Terms. Awards granted under the Plan shall be authorized by action of the Committee and shall be evidenced by one or more instruments in the form approved by the Committee consistent with this Plan.

        7. Option Awards.

             7.1 Option Prices. The Fair Market Value of Common Stock subject to an Award granted under the Plan and the Option Price for each Option shall be determined by the Board of Directors or the Committee and specified in the respective Plan Agreement, but in no event for any ISO shall the Option Price be less than Fair Market Value of the Stock on the date such Option is granted. Fair Market Value as determined by the Board of Directors or the Committee shall be binding on the Company and upon each Participant.

             7.2 Payment Terms. Full payment of the exercise price shall become immediately due upon exercise of the Option and shall be payable in one or more of the forms specified below:

                  7.2.1 Cash or check made payable to the Company's order;

                  7.2.2 Shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                  7.2.3 Through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions to:
(i) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company in connection with such purchase; and (ii) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

                  7.2.4 Such other payments as may be approved by the Board of Directors or Committee.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

             7.3 Exercise and Term of Options. Each Option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Committee and set forth in the documents evidencing such Award. No Option shall have a maximum term in excess of ten (10) years. Options granted under the Plan may be assigned in whole or in part during the Participant's lifetime to one or more members of the Participant's family or to a trust established exclusively for one or more such family members or to Participant's former spouse, to the extent such assignment is in connection with the Participant's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Options granted under the Plan shall also be assignable or transferable by will or the law of inheritance following the Participant's death. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under the Plan, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant's death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable agreement evidencing each such transferred Option, including, without limitation, the limited time period during which the Option may be exercised following the Participant's death.

             7.4 Effect of Termination of Service.

                  7.4.1 The following provisions shall govern the exercise of any Option and/or SAR Award held by the Participant at the time of cessation of Service or death:

                       (a) Any Award outstanding at the time of the Participant's cessation of Service for any reason shall remain exercisable for such limited period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the Award, but no such Award shall be exercisable after the expiration of the Award term and in no event shall an ISO be exercisable more than ninety (90) days after the date of termination of Service.

                       (b) Any Award exercisable in whole or in part by the Participant at the time of death may be subsequently exercised by the personal representative of the Participant's estate or by the person or persons to whom the Award is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution; provided in no event shall an ISO be exercisable more than ninety (90) days after the date of termination of Service.

                       (c) During the applicable post-service exercise period, the Award may not be exercised in the aggregate for more than the number of shares for which the Award is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the Award term, the Award shall terminate and cease to be outstanding for any otherwise exercisable shares for which the Award has not been exercised. However, the Award shall, immediately upon the Participant's cessation of service, terminate and cease to be outstanding for any and all shares for which the Award is not otherwise at that time exercisable.

                       (d) Should the Participant's Service be terminated for Misconduct, then all outstanding Awards held by the Participant shall terminate immediately and cease to be outstanding.

                  7.4.2. The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding to:

                       (a) Extend the period of time for which the Award is to remain exercisable following Participant's cessation of Service or death from the limited period otherwise in effect for that Award to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Award term; and/or

                       (b) Permit the Award to be exercised, during the applicable post-Service exercise period, not only with respect to the number of shares of Common Stock for which such Award is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments for which the Award would have become exercisable had the Participant continued in Service.

             7.5 Shareholder Rights. A Participant shall have none of the rights of shareholder with respect to any Option shares until such person shall have exercised the Option and paid the Option Price for the purchased shares.

             7.6 Repurchase Rights. The Committee shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Participant cease service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the documents evidencing such repurchase right.

        8. ISO's.

             8.1 Eligibility. An ISO may only be granted to a full-time
Employee.

             8.2 Ten Percent Shareholder. No ISO may be granted to an Employee who, at the time of such grant, owns capital stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless at the time of such grant the Option Price is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Stock and exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.

             8.3 Dollar Limitation. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which any Participant may be granted Options designated as ISO's, which are exercisable for the first time by a Participant during any calendar year, shall not exceed One Hundred Thousand Dollars ($100,000). In the event that a Participant has been granted Options to acquire Stock with an aggregate Fair Market Value of One Hundred Thousand Dollars ($100,000) exercisable for the first time in any calendar year, any further Options granted to such Participant that are also first exercisable by his or her in such year shall be NQSO's.

        9. SAR Awards.

             9.1 Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom Stock

Appreciation Rights ("SARs") shall be granted, the number of shares to be covered by each SAR award, and the conditions and limitations applicable to the exercise thereof. SARs shall have a grant price equal to the Fair Market Value of the related shares on the day of the award.

             9.2 Exercise in Payment. A SAR shall entitle the Participant to receive an amount equal to the Fair Market Value of a Share on the date of exercise of the SAR over the per share grant price thereof multiplied by the number of shares subject to the SAR Award. The Committee shall determine whether an SAR shall be settled in cash, shares or a combination of cash and shares.

             9.3 Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine, at or after the grant of an SAR, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any SAR. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised prior to such determination as well as the SARs granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

        10. Stock Bonus Awards. Shares of Common Stock may be issued under a Stock Bonus Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Bonus Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Bonus Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

             10.1 Purchase Price. The stipulated purchase price per share for purposes of determining compensation attributable to a Stock Bonus shall be fixed by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

             10.2 Vesting Provisions.

                  10.2.1 Shares of Common Stock issued under the Stock Bonus Program may, in the discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Bonus Program shall be determined by the Committee and incorporated into the Stock Bonus Agreement. Shares of Common Stock may also be issued under the Stock Bonus Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals determined by the Committee. Upon the attainment of such performance goals, fully vested shares of Common Stock shall be issued in satisfaction of those share right awards.

                  10.2.2 Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration shall be issued subject to
(i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

                  10.2.3 The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Bonus Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  10.2.4 Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Bonus Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Company shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of the outstanding purchase-money note of the Participant attributable to the surrendered shares.

                  10.2.5 The Committee may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment of non-attainment of the applicable performance objectives.

                  10.2.6 Outstanding share right awards under the Stock Bonus Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Committee, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

        11. Reload Option Grant Program.

             11.1 The Committee shall have full power and authority, exercisable in its sole discretion at any time while any Option remains outstanding to incorporate a reload feature into that Option. To the extent an Option with such a reload feature is subsequently exercised through the delivery of previously-acquired shares of Common Stock in payment of the exercise price for the shares purchased under that Option, the Participant shall automatically be granted, at the time of such exercise, a new option (the "Reload Option") to purchase the number of shares of Common

Stock so delivered. For purposes of this Agreement, the underlying Option with such a reload feature shall be referred to as the "Original Option."

             11.2 The Committee may, in its sole discretion, provide in the instrument evidencing the reload feature that no Reload Option shall be granted in the event the Original Option with such feature is exercised before a specified period of time has elapsed after the grant date of that Original Option.

             11.3 The reload feature and each Reload Option shall each be evidenced by instruments in such form as the Committee shall from time to time deem appropriate. However, the terms and provisions of each Reload Option shall be exactly the same as the terms and provisions of the Original Option to which such Reload Option relates, except to the extent otherwise indicated below.

             11.4 Unless the Committee specifies otherwise in the instrument evidencing the reload feature, the exercise price per share of the Common Stock purchasable under the Reload Option shall be equal to the Fair Market Value per share of Common Stock on the Reload Grant Date. The Committee shall specify in the instrument evidencing the reload feature the period of time which must elapse following the exercise of the Original Option before the Reload Option shall become exercisable. Once the period specified by the Committee has elapsed, the Reload Option shall become immediately exercisable for all of the shares of Common Stock at the time subject to that Reload Option.

             11.5 The exercise price shall become immediately due upon exercise of the Reload Option and shall be payable in the same form or forms in which the exercise price may be paid under the Original Option.

             11.6 In no event shall any additional Reload Option be granted in connection with the subsequent exercise of the Reload Option granted with respect to the Original Option, whether or not shares of Common Stock are delivered in payment of the exercise price of that Reload Option.

             11.7 The Reload Option shall have the same maximum option term and expiration date as the Original Option to which it relates, subject to earlier termination at the same time the Original Option may so terminate.

             11.8 The Holder of the Reload Option shall have none of the rights of a shareholder with respect to the shares covered by the Reload Option until such individual shall have exercised the Reload Option, paid the exercise price for the purchased shares and become the holder of record of those shares.

        12. Merger, Consolidation, Liquidation or Reorganization of the Company.

             12.1 In the event of any of the following transactions (a "Corporate Transaction"):

                  12.1.1 Merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

                  12.1.2 The sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company;

                  12.1.3 Any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the securities immediately prior to the merger; or

                  12.1.4 An acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with, the Company) of ownership of more than fifty percent (50%) of the Company's outstanding Common Stock, pursuant to a tender or exchange offer (other than a tender or exchange offer approved by the Board of Directors of the Company and the Board of Directors determines in its sole discretion shall not be considered a "Corporate Transaction");

                  12.1.5 All outstanding unexercised Awards granted under this Plan shall automatically and immediately vest and all unexercised Options and SARs shall become exercisable immediately prior to the specified effective date for the Corporate Transaction, unless, with the approval of the Board of Directors of the Company, the Options are assumed in connection with such Corporate Transaction or substitute options are granted as provided in the Plan or such Award is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on the shares of Common Stock for which the Award is not otherwise at that time vested or exercisable and provides for subsequent payout in accordance with the same vesting applicable to the Award. Upon consummation of the Corporate Transaction, all outstanding Options and any other unvested Awards under this Plan shall terminate and cease to be outstanding, unless assumed by the successor corporation or parent thereof.

             12.2 If an Award is to be assumed in connection with a Corporate Transaction or is otherwise to continue in effect, then it shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such Award immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided that the aggregate option price payable for such securities shall remain the same.

             12.3 The foregoing provisions of this Section 12 to the contrary notwithstanding, in the event that the Company is subject to a corporate merger, consolidation, separation, reorganization or liquidation, or by reason of the acquisition of property or stock of another corporation by the Company, or any of its Subsidiaries, and such transaction is a transaction pursuant to which
Section 424 of the Code applies, the Board of Directors may grant Options under the Plan in substitution for Options granted under plans of other employers. The Board of Directors may impose such terms and conditions upon the grant of any ISO under this Section as are necessary to ensure that the substitution will qualify under Section 424(a) of the Code and will not constitute a modification of the option under Section 424(h), even though such term or condition would otherwise be inconsistent with the provisions of this Plan. Options granted under the provisions of this Section may be granted at prices less than the Fair Market Value of the Stock on the date such Option is granted, so long as the ratio of that Option Price to the Fair Market Value of the Stock is no more favorable to the Participant than the ratio of the Option Price to the Fair Market Value of the Stock subject to the old Option immediately before such substitution. Except as otherwise expressly provided in the agreement setting forth the terms and conditions of such other Option, the provisions of the Plan shall govern any Options granted under this Section.

Nothing in this Section shall be deemed or authorized as a grant of Options under the Plan for a number of shares of Stock in excess of the number set forth in Section 5 hereinabove.

        13. Cancellation and Regrant of Options. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than the Fair Market Value of the Common Stock on the new grant date.

        14. Amendment and Discontinuance of Plan. The Committee may from time to time alter or suspend and at any time discontinue the Plan. However, no action of the Committee may, without the approval of the shareholders of the Company, increase the maximum number of shares of Stock to be issued pursuant to this Plan (other than adjustment pursuant to the terms of Section 5 hereinabove), materially increase the benefits accruing to Participants under the Plan, modify the provisions of Section 4 hereof regarding eligibility, reduce the Option Price at which shares of Stock may be offered pursuant to Options (other than adjustment pursuant to terms of Section 5 hereinabove), or extend the expiration date of the Plan. No action of the Committee may impair a Participant's rights under any outstanding Option previously granted under the Plan, without the consent of the holder of such Option.

        15. Effective Date and Termination Date. The Plan and any amendment hereto requiring shareholder approval shall become effective upon the latter of:
(a) adoption by the Board of Directors, or if applicable, the Committee; and (b) approval by the shareholders of the Company; provided that such shareholder approval may be obtained within twelve (12) months of its adoption by the Board of Directors or the Committee, as applicable, and Options may be granted to Participants prior to shareholder approval of the Plan (provided, however, the exercisability of all such Options shall be conditioned upon such approval). The Plan shall remain in effect until terminated by the Board of Directors of the Company, but not later than ten years after the date the Plan was originally approved by the Board of Directors.


        For reference purposes, this Plan was originally adopted by the Board of Directors and approved by the Shareholders of the Company on _________________, 2000.

        The undersigned Secretary of the Company certifies that the foregoing is a true and correct copy of the Planet Polymer Technologies, Inc., 2000 Stock Incentive Plan.

DATED:______________                      _____________________________________
                                          Secretary

                                     ANNEX B

                                      PROXY

PROXY                   PLANET POLYMER TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 1, 2000

        The undersigned shareholder of Planet Polymer Technologies, Inc., a California corporation, hereby acknowledges the receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Planet Polymer Technologies, Inc. to be held at the offices of the Company located at 9985 Businesspark Avenue, San Diego, California 92131, on May 1, 2000 at 9:00 a.m., local time, and hereby appoints ROBERT J. PETCAVICH and H. M. BUSBY, and each of them, as attorneys and proxies of the undersigned, each with full power of substitution, to vote all of the shares of stock of PLANET POLYMER TECHNOLOGIES, INC. which the undersigned may be entitled to vote at such meeting, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW


PROPOSAL 1: To elect directors to hold office until next Annual Meeting of
            Shareholders and until their successors are elected.

FOR all nominees listed below (except as marked to the contrary below).

WITHHOLD AUTHORITY to vote all nominees listed below.

NOMINEES:   Robert J. Petcavich, Ph.D., H.M. Busby, Michael M. Coleman, Ph.D.,
            Dennis J. LaHood, Thomas A. Landshof, Peter J. O'Neill, Ronald B.
            Sunderland.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(s), WRITE SUCH NOMINEE(s)' NAME(s)
BELOW:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2

PROPOSAL 2: To approve the 2000 Stock Incentive Plan and reserve shares for issuance thereunder.

FOR
AGAINST
ABSTAIN


                   (Continued and to be signed on other side)

                           (Continued from other side)


                   MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL 3: To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.

FOR
AGAINST
ABSTAIN

THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY THE COMPANY PRIOR TO THE COMMENCEMENT OF THE ANNUAL MEETING.

     DATED: ________________, 2000          ____________________________________

                                            ____________________________________

                                            Signature(s)

                                            Please sign exactly as your name
                                            appears hereon. If the stock is
                                            registered in the names of two or
                                            more persons, each should sign.
                                            Executors, administrators, trustees,
                                            guardians and attorneys-in-fact
                                            should add their titles. If signer
                                            is a corporation, please give full
                                            corporate name and have a duly
                                            authorized officer sign, stating
                                            title. If signer is a partnership,
                                            please sign in partnership name by
                                            authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.



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